                                                                    EXHIBIT 10.1

                                DSI TOYS, INC.
                            1997 STOCK OPTION PLAN


                                  ARTICLE I.
                                   PURPOSES

     1.1.  Purposes of Plan.  The Company hereby adopts this Plan subject to
           ----------------
stockholder approval. The purpose of the Plan is to foster and promote the financial success of the Company and materially increase stockholder value by
(i) strengthening the Company's capability to develop and maintain an outstanding management team, (ii) motivating superior performance by the management team, (iii) encouraging and providing for obtaining an ownership interest in the Company, (iv) attracting and retaining outstanding executive talent by providing incentive compensation opportunities competitive with other companies, and (v) enabling key employees to participate in the long-term growth and financial success of the Company.

                                  ARTICLE II.
                                  DEFINITIONS

     2.1.  Definitions.  Certain terms used herein shall have the meaning below
           -----------
stated, subject to the provisions of Section 8.1:

          (a) "Board" or "Board of Directors" means the Board of Directors of
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the Company and "Board Member" means each member of the Board of Directors.

          (b) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (c) "Committee" means the committee of directors appointed by the
               ---------
Board to administer the Plan pursuant to Article VIII.

          (d) "Common Stock" means the common stock, par value ($0.01) per
               ------------
share, of the Company.

          (e) "Company" means DSI Toys, Inc., a Texas corporation.
               -------

          (f) "Effective Date" means the date the Board of Directors adopts this
               --------------
Plan.

          (g) "Employee" means any employee of the Company.
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          (h) "Fair Market Value" means the fair market value of a share of
               -----------------
Common Stock as provided in Section 5.3(a).

          (i) "Incentive Stock Option" means an option to purchase Common Stock,
               ----------------------
granted by the Company to an Employee pursuant to Section 5.1 that satisfies the requirements of Section 422 of the Code.
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          (j) "Long Term Disability" means permanent and total disability within
               --------------------
the meaning of Section 22(e)(3) of the Code.

          (k) "Nonstatutory Stock Option" means an option to purchase Common
               -------------------------
Stock, granted by the Company to an Employee or Board Member pursuant to Section
5.1 that does not satisfy the requirements of Section 422 of the Code or will not be treated as an Incentive Stock Option.

          (l) "Option" means an Incentive Stock Option or a Nonstatutory Stock
               ------
Option.

          (m) "Option Agreement" means an agreement between the Company and an
               ----------------
Optionee evidencing the terms of an Option granted under the Plan.

          (n) "Optionee" means an Employee or Board Member to whom an Option has
               --------
been granted under the Plan.

          (o) "Plan" means this DSI Toys, Inc. 1997 Stock Option Plan, as from
               ----
time to time amended.

          (p) "Retirement" means the termination of the employment of an
               ----------
Employee upon or after such Employee's sixty-fifth (65th) birthday or such other age as may be specified in any mandatory retirement policy of the Company then in effect.

          (q) "Stock Appreciation Right" means a right granted by the Company to
               ------------------------
an Employee to receive cash or Common Stock pursuant to Article VI.

                                 ARTICLE III.
                             RESERVATION OF SHARES

     3.1.  Shares Reserved Under Plan.  The aggregate number of shares of Common
           --------------------------
Stock that may be issued upon the exercise of Options granted under the Plan shall not exceed Six Hundred Thousand (600,000) shares, all or any part of which may be issued pursuant to Incentive Stock Options, Nonstatutory Stock Options or any combination thereof. Shares of Common Stock issued upon the exercise of Options granted under the Plan may consist of either authorized but unissued shares or shares that have been issued and which shall have been or shall be reacquired by the Company. The total number of shares authorized under the Plan shall be subject to increase or decrease in order to give effect to the provisions of Sections 10.3 and 10.4, and to give effect to any amendment adopted pursuant to Article IX. If any Option granted under the Plan shall expire, terminate or be canceled for any reason without having been exercised in full, the number of shares as to which such Option was not exercised shall again be available for purposes of the Plan. The Company shall at all times while the Plan is in effect reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

     3.2.  Limitation on Amount.  No Employee may be granted Incentive Stock
           --------------------
Options which first become exercisable in any single calendar year and which entitle such individual to purchase Common Stock that has an aggregate Fair Market Value (determined as of the time the

Option is granted) under all incentive stock option plans of the Company and its parent and subsidiary corporations, within the meaning of Section 422(d) of the Code, of more than One Hundred Thousand and No/100 Dollars ($100,000.00).

                                  ARTICLE IV.
                             PARTICIPATION IN PLAN

     4.1. Employees.  Options under the Plan may be granted to any Employee of
          ---------
the Company who performs services for the Company. The Committee shall determine in its sole and absolute discretion those Employees to whom Options shall be granted, the type of Option to be granted to each such Employee and, subject to Sections 3.1 and 3.2, the number of shares of Common Stock subject to each such Option and the exercise price thereof. Nothing in this Plan shall be interpreted as a representation, guarantee or other undertaking on the part of the Company that any particular Options granted pursuant to this Plan are, or will be determined to be, Incentive Stock Options under Section 422 of the Code.

     4.2. Board Members.  Nonstatutory Stock Options under the Plan may be
          -------------
granted to any Board Member. The Committee shall determine in its sole and absolute discretion those Board Members to whom Nonstatutory Stock Options shall be granted, and subject to Section 3.1 and 3.2, the number of shares of Common Stock subject to each Nonstatutory Stock Option and the exercise price thereof.

                                  ARTICLE V.
                         GRANT AND EXERCISE OF OPTIONS

     5.1. Grant of Options. The Committee may from time to time in its sole and
          ----------------
absolute discretion grant Nonstatutory Stock Options to Employees and Board Members and/or Incentive Stock Options to Employees. All Options under the Plan shall be granted within ten (10) years from the Effective Date.

     5.2.  Option Agreements.  Each Option granted under the Plan shall be
           -----------------
evidenced by an Option Agreement between the Company and the Optionee and shall contain such provisions and conditions as the Committee shall determine.

     5.3.  Option Terms.  Options granted under the Plan shall be subject to the
           ------------
following requirements:

          (a) Option Price.  The exercise price of each Incentive Stock Option
              ------------
shall be one hundred percent (100%) of the Fair Market Value of the shares of Common Stock subject to the Option on the date the Option is granted. Such exercise price shall be at least one hundred percent (100%) of the average of the closing prices of the Common Stock (subject to such option) on the securities exchange on which the Common Stock is traded, if any, on the ten (10) most recent trading days prior to the time such Option is granted in accordance with the procedures established by the Committee. If the exercise price of each Incentive Stock Option cannot be determined in accordance with the preceding sentence, the Committee shall determine the exercise price. Except as otherwise provided in this Section 5.3(a), the exercise price of each Nonstatutory Stock Option shall be the amount determined by the Committee as set forth

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in the applicable Option Agreement, provided that such amount shall not be less than the par value of the shares of Common Stock subject to the Option on the date the Option is granted. The exercise price of each Incentive Stock Option and each Nonstatutory Stock Option shall be determined by the Committee no later than the date any Option is granted to an Optionee except as otherwise provided in this Section 5.3(a). The exercise price of an Option may be subject to adjustment pursuant to Sections 10.3 and 10.4.

          (b) Term of Option.  The term during which an Option is exercisable
              --------------
shall be that period determined by the Committee as set forth in the applicable Option Agreement, provided that no Option shall have a term that exceeds a period of ten (10) years from the date of its grant.

          (c) Employment Agreement.  The Committee may, in its discretion,
              --------------------
include in any Option granted under the Plan, a condition that the Optionee shall agree to remain in the employ of, and render services to, Company for a period of time specified in such employment agreement following the date the Option is granted. Nothing in this Plan or in any Option Agreement shall in any manner be construed to limit in any way the right of the Company to terminate an Employee's employment at any time, without regard to the effect of such termination on any rights such Employee would otherwise have under this Plan, or give any right to an Employee to remain employed or retained by the Company in any particular position or at any particular rate of compensation.

          (d) Non-transferability of Option.  No Option granted under the Plan
              -----------------------------
shall be transferable by the Optionee otherwise than by last will and testament or the laws of descent and distribution, and each such Option shall be exercisable during the Optionee's lifetime only by him or her (which right to exercise is personal). No transfer of an Option by an Optionee by last will and testament or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the last will and testament and/or such other evidence as the Committee may determine is necessary to establish the validity of the transfer.

          (e) Time and Amount Exercisable.  Each Option shall be exercisable in
              ---------------------------
accordance with the provisions of the Option Agreement pursuant to which it is granted in whole, or from time to time in part, subject to any limitations with respect to the number of shares of Common Stock for which the Option may be exercised at a particular time and to such other conditions as the Committee in its sole and absolute discretion may specify in the Option Agreement. Any portion of an Option that has become exercisable shall remain exercisable until it is exercised in full or it terminates or expires pursuant to the terms of the Plan or the applicable Option Agreement.

          (f) Incentive Stock Options Granted to Ten Percent Shareholders.  No
              -----------------------------------------------------------
Incentive Stock Option shall be granted to any Employee who owns, directly or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless at the time the Incentive Stock Option is granted, the exercise price of the Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to such

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Incentive Stock Option and such Incentive Stock Option, by its terms, is not exercisable after the expiration of five (5) years from the date such Incentive Stock Option is granted.

     5.4.  Payment of Exercise Price and Delivery of Shares.
           ------------------------------------------------

          (a) Notice and Payment for Shares.  Each Option shall be exercised by
              -----------------------------
delivery of a written notice to the Company in such form as the Committee shall approve stating the number of whole shares of Common Stock as to which the Option is being exercised and accompanied by payment therefor and investment representations as required by Section 10.2. No Option shall be deemed exercised in the event that payment therefor plus applicable withholding is not received, and shares of Common Stock shall not be issued upon the exercise of an Option unless the exercise price is paid in full at the time of exercise. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made in cash or by bank cashier's check.

          (b) Rights of Optionee in Stock.  Neither any Optionee nor the legal
              ---------------------------
representatives, heirs, legatees, devisees or distributees of any Optionee, shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock issuable upon exercise of an Option granted hereunder unless and until such shares are issued to him or them and such person or persons have received a certificate or certificates therefor. Upon the issuance and receipt of such certificate or certificates, such Optionee or the legal representatives, heirs, legatees, devisees or distributees of such Optionee shall have absolute ownership of the shares of Common Stock evidenced thereby, including the right to vote such shares, to the same extent as any other owner of shares of Common Stock, and to receive dividends thereon, subject, however, to the terms, conditions and restrictions of this Plan.

                                  ARTICLE VI.
                           STOCK APPRECIATION RIGHTS

      6.1. Terms and Conditions.  The Committee may grant Stock Appreciation
           --------------------
Rights to Employees at the same time as such Employees are awarded Options under the Plan. Such Stock Appreciation Rights shall be evidenced by agreements in such form as the Committee shall from time to time approve. Such agreements shall comply with, and be subject to, the terms and conditions set out in this
Article VI.

      6.2. Employment Agreement.  The Committee may, in its discretion, include
           --------------------
in any Stock Appreciation Rights granted under the Plan a condition that the Employee shall agree to remain in the employ of, and to render services to, the Company for a period of time (specified in the agreement) from the date the Stock Appreciation Rights are granted. No such agreement shall impose upon the Company, however, any obligation to employ the Employee for any period of time.

     6.3.  Grant.  Each Stock Appreciation Right shall relate to a specific
           -----
Option under the Plan, and shall be awarded to an Employee concurrently with the grant of such Option. The number of Stock Appreciation Rights granted to an Employee shall be equal to the number of shares of Common Stock that the Employee is entitled to receive pursuant to the related Option. The number of Stock Appreciation Rights held by an Employee shall be reduced by:

          (a) the number of Stock Appreciation Rights exercised for shares of Common Stock or cash under the Stock Appreciation Rights agreement, and

          (b) the number of shares of Common Stock purchased by such Employee pursuant to the related Option.

     6.4.  Manner of Exercise.  An Employee shall exercise Stock Appreciation
           ------------------
Rights by giving written notice of such exercise to the Company. The date upon which such written notice is received by the Company shall be the exercise date for the Stock Appreciation Rights.

     6.5.  Appreciation Available.  Each Stock Appreciation Right shall entitle
           ----------------------
an Employee to the following amount of appreciation: the excess of the Fair Market Value of a share of Common Stock on the exercise date over the option price of the related Option. The total appreciation available to an Employee from any exercise of Stock Appreciation Rights shall be equal to the number of Stock Appreciation Rights being exercised, multiplied by the amount of appreciation per Right determined under the preceding sentence.

     6.6.  Payment of Appreciation.  In the discretion of the Committee, the
           -----------------------
total appreciation available to an Employee from an exercise of Stock Appreciation Rights may be paid to the Employee either in shares of Common Stock or in cash. If paid in cash, the amount thereof shall be the amount of appreciation determined under Section 6.5. If paid in Common Stock, the number of shares of Common Stock that shall be issued pursuant to the exercise of Stock Appreciation Rights shall be determined by dividing the amount of appreciation determined under Section 6.5 by the Fair Market Value of a share of Common Stock on the exercise date of the Stock Appreciation Rights; provided, however, that no fractional shares of Common Stock shall be issued upon the exercise of Stock Appreciation Rights.

     6.7.  Limitations Upon Exercise of Stock Appreciation Rights.  Stock
           ------------------------------------------------------
Appreciation Rights may be exercised only at such times and by such Employees as may exercise Options under the Plan. Adjustment to the number of shares of Common Stock in the Plan and the price per share of Common Stock pursuant to Sections 10.3 and 10.4 shall also be made to any Stock Appreciation Rights held by each Employee. Any termination, amendment, or revision of the Plan pursuant to Article IX shall be deemed a termination, amendment, or revision of Stock Appreciation Rights to the same extent.

                                 ARTICLE VII.
                             TERMINATION AND DEATH

     7.1.  Termination.
           -----------

          (a) Except as provided below in this Article VII, if an Optionee's position as an Employee terminates for any reason, any Option previously granted to such Employee shall immediately terminate and shall no longer be exercisable.

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

          (b) Notwithstanding the provisions of subsection (a) of this Section 7.1, with respect to any Option granted to an Employee in connection with the commencement of employment of such Employee by the Company, the Committee may provide for terms as to Retirement, Disability, death or other termination of employment which are different from the terms provided in this Article VII, if such different terms are set forth in a written employment agreement with such Employee.

     7.2.  Death.  If an Optionee dies, the Optionee's Option shall, unless the
           -----
applicable Option Agreement provides otherwise, expire one (1) year after the date of his or her death, but in no event later than the date on which the Option would have expired if the Optionee had lived. During such one (1) year period, the Option may be exercised by the Optionee's executor or administrator or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, but only to the extent that the Optionee would have been entitled to exercise the Option on the date of his or her death and, to the extent the Option is not so exercised, it shall expire at the end of such one (1) year period.

     7.3.  Retirement.  In the event of an Optionee's Retirement, the Optionee's
           ----------
Option shall, unless the applicable Option Agreement provides otherwise, expire, in the case of Incentive Stock Options, three (3) months, and in the case of Nonstatutory Stock Options, six (6) months, after the date of Retirement, but in no event longer than the date on which the Option would have expired absent such Retirement. During such three (3) or six (6) month period, as applicable, the Option may be exercised by the Optionee, but only to the extent that the Optionee would have been entitled to exercise the Option on the date of his Retirement had the Retirement not occurred and, to the extent the Option is not so exercised, it shall expire at the end of such three (3) or six (6) months period, as applicable.

     7.4.  Disability.  In the event of the Optionee's termination of employment
           ----------
with the Company because of that Optionee's Long Term Disability, the Optionee's Option shall, unless the applicable Option Agreement provides otherwise, expire one (1) year after the date of such termination, but in no event longer than the date on which the Option would have expired absent such termination. During such one (1) year period the Option may be exercised by the Optionee, but only to the extent that the Optionee would have been entitled to exercise the Option at the date of termination of employment had the termination not occurred, and, to the extent the Option is not so exercised, it shall expire at the end of such one (1) year period.

      7.5. Termination for Cause.  Notwithstanding anything to the contrary in
           ---------------------
this Plan, if an Employee's employment is terminated at the request of the Company for substantial cause, the Employee's right to exercise his Option shall terminate at the time notice of termination of employment is given by the Company to such Employee. For purposes of this Section substantial cause means:

          (a) the commission of a criminal act against, or in derogation of the interests of, the Company;

          (b) the divulgence of confidential information about the Company; or

          (c) the performance of any action similar to (a) and (b) above that the Committee, in its sole discretion, may deem to be sufficiently injurious to the interest of the Company to constitute substantial cause for termination.

                                 ARTICLE VIII.
                            ADMINISTRATION OF PLAN

     8.1.  Administration.  The Plan shall be administered by a committee of the
           --------------
Board of Directors, which Committee shall consist of not less than three (3) members, all of whom are members of the Board of Directors. If the Board of Directors does not appoint such a committee, the Committee shall consist of the entire Board. The members of the Committee shall not be eligible to participate in the Plan except as otherwise provided in Section 4.2. The Committee shall meet the plan administration requirements described under Rule 16b-3(c)(2) promulgated under the Securities Exchange Act of 1934. See 17 CFR Section 240.16b-3(c)(2) or any similar rule which may subsequently be in effect. A majority of the Committee shall constitute a quorum thereof and the actions of a majority of the Committee at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of the Committee, shall be the actions of the Committee. Vacancies occurring on the Committee shall be filled by the Board. The Committee shall have full and final authority in its sole and absolute discretion (i) to interpret the Plan and each of the Option Agreements,
(ii) to prescribe, amend and rescind rules and regulations, if any, relating to the Plan, (ii) to make all determinations necessary or advisable for the administration of the Plan, and (iv) to correct any defect, supply any omission and reconcile any inconsistency in the Plan and any Option Agreement. The Committee's determination in all matters referred to herein shall be conclusive and binding for all purposes and upon all persons, including, without limitation, the Company, the shareholders of the Company, the Committee, and each of the members thereof, Employees and their respective successors in interest. The Committee shall have power to engage outside consultants, auditors or other professional help to assist in the fulfillment of the Committee's duties under the Plan at the Company's expense.

     8.2.  Liability.  No member of the Committee shall be liable for anything
           ---------
done or omitted to be done by him or her or by any other member of the Committee in connection with the Plan, except for his or her own willful misconduct or gross negligence (unless the Company's Articles of Incorporation or Bylaws, or any indemnification agreement between the Company and such person, in each case in accordance with applicable law, provides otherwise).

     8.3.  Determination.  In making its determinations concerning the Employees
           -------------
and Board Members who shall receive Options as well as the number of shares of Common Stock to be covered thereby and the time or times at which the Options shall be granted, the Committee may take into account the nature of the services rendered by the respective Employees and Board Members and their past, present and potential contribution to the Company's success and such other factors as the Committee may deem relevant in its sole and absolute discretion. The Committee shall determine in its sole and absolute discretion the form of Option Agreements under the Plan and the terms and conditions to be included therein, provided such terms and conditions are not inconsistent with the terms of the Plan. The Committee may waive any provisions of any Option Agreement, provided such waiver is not inconsistent with the terms of the Plan as then in effect. The Committee's determinations under the Plan need not be uniform and may be made selectively among

Employees and Board Members who receive, or are eligible to receive, Options under the Plan, whether or not such Employees or Board Members are similarly situated.

                                  ARTICLE IX.
                       AMENDMENT AND TERMINATION OF PLAN

     9.1.  Amendment of Plan.
           -----------------

          (a) The Plan may be amended at any time and from time to time by the Board, but no amendment which (i) increases the aggregate number of shares of Common Stock which may be issued pursuant to Options granted under the Plan,
(ii) decreases the minimum Incentive Stock Option exercise price provided in the Plan, (iii) extends the period during which Options may be granted pursuant to the Plan, (iv) changes the class of individuals eligible to be granted Options, or (v) has the effect of any of the above, shall be effective unless and until the same is approved by the affirmative vote of the holders of a majority of the shares of Common Stock or the written consent of the majority of such holders, in accordance with the applicable provisions of the charter and bylaws of the Company and applicable state law. No amendment to the Plan shall, without the consent of an Optionee, affect such Optionee's rights under an Option previously granted.

          (b) To the extent applicable, the Plan is intended to permit (but the Company is not required) the issuance of Incentive Stock Options to Employees in accordance with the provisions of Section 422 of the Code. Subject to Subsection 9.1 (a) above, the Plan and Option Agreements may be modified or amended at any time, both prospectively and retroactively, and in a manner that may affect Incentive Stock Options previously granted, if such amendment or modification is necessary for the Plan and Incentive Stock Options granted hereunder to qualify under said provisions of the Code. The President of the Company is authorized and empowered to cause the Company to enter into any agreements, contracts or understandings with the Internal Revenue Service as are necessary or appropriate, in his sole and absolute discretion, to carry out such intent.

     9.2.  Termination.  The Board may at any time terminate the Plan as of any
           -----------
date specified in a resolution adopted by the Board. If not earlier terminated, the Plan shall terminate on the ten (10) year anniversary of the Effective Date. No Options may be granted after the Plan has terminated but the Committee shall continue to supervise the administration of Options previously granted. Termination of the Plan shall not alter or impair, without the consent of the Optionee, any of the rights or obligations any Optionee has been granted under the Plan.

                                   ARTICLE X.
                            MISCELLANEOUS PROVISIONS

     10.1.  Restrictions Upon Grant of Options.  If it is necessary or desirable
            ----------------------------------
to list upon any stock exchange, or register or qualify under any federal or state law, any shares of Common Stock to be issued on the exercise of Options granted under this Plan (in order to permit the grant of Options or the resale or other disposition of any such shares of Common Stock by or on behalf of the Optionees) the Board of Directors in its sole and absolute discretion may determine that delivery of the certificates for such shares of Common Stock shall not be made until such listing, registration or qualification shall have been completed. The Company agrees that it will use its best efforts to effect any such listing, registration or qualification, provided, however, that the Company shall not be required to use its best efforts to effect such registration under the Securities Act of 1933 other than on Form S-8 or such other forms as may be in effect from time to time calling for information comparable to that presently required to be furnished under Form S-8.

     10.2. Restrictions upon Resale of Unregistered Stock. Each Optionee shall,
           ----------------------------------------------
if the Committee deems it advisable, represent and agree in writing (i) that any shares of Common Stock acquired by such Optionee pursuant to this Plan will not be sold except pursuant to an effective registration statement under the Securities Act of 1933 or pursuant to an exemption from registration under said Act, (ii) that such Optionee is acquiring such shares of Common Stock for his or her own account and not with a view to the distribution thereof, and (iii) to such other customary matters. In such case, no shares of Common Stock shall be issued to such Optionee unless such Optionee provides such representations and agreements and the Company is reasonably satisfied that such representations and agreements are correct.

     10.3. Adjustments upon Recapitalization. The aggregate number of shares of
           ---------------------------------
Common Stock for which Options may be granted to Employees and Board Members participating under the Plan, the number of shares covered by each outstanding Option and the exercise price per share for each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from the subdivision or consolidation of shares, or the payment of a stock dividend after the Effective Date, or other increase or decrease in such shares effected without receipt of consideration by the Company; provided, however, that any Options to purchase fractional shares resulting from any such adjustments shall be eliminated; and provided further, that any such adjustment shall be made in a manner so as not to constitute a modification as defined in Section 424(h)(3) of the Code.

     10.4.  Adjustment of Options Upon Reorganization.
            -----------------------------------------

          (a) If the Company shall at any time merge or consolidate with or into another corporation and (i) the Company is not the surviving entity, or (ii) the Company is the surviving entity and the holders of the Common Stock are required to exchange their shares for property and/or securities, the holder of each Option will thereafter receive, upon the exercise thereof, the securities and/or property to which a holder of the number of shares of Common Stock then deliverable upon the exercise of such Option would have been entitled upon such merger or consolidation, and the Company shall take such steps in connection with such merger or consolidation as may be necessary to assure that the provisions of this Plan shall thereafter be applicable, as nearly as reasonably may be practicable, in relation to any securities or property deliverable upon the exercise of such Option. A sale of all or substantially all the assets of the Company for consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a merger or consolidation for the foregoing purposes. Notwithstanding the foregoing, this Subsection 10.4(a) shall not extend the period during which Options may be granted pursuant to the Plan.

          (b) The Company, or its successor, following any reorganization may at any time, in its sole and absolute discretion, tender substitute Options as it may deem appropriate.

In no event, however, may the substitute Options entitle the Optionee to any fewer shares (or at any greater aggregate price) or any less other property than the Optionee would be entitled to under Subsection 10.4(a) upon an exercise of the Options held prior to the substitution of the new Option. Any substitution made under this section shall be made in a manner so as not to constitute a modification as defined in Section 424(h)(3) of the Code.

          (c) In the event of the proposed dissolution or liquidation of the Company, the Options granted pursuant to this Plan shall terminate as of a date to be fixed by the Committee, provided that not less than thirty (30) days prior written notice of the date so fixed shall be given to the Optionee, and the Optionee shall have the right, during the period of thirty (30) days preceding such termination, to exercise his or her Option. Notwithstanding the foregoing, this Subsection 10.4(c) shall not extend the period during which Options may be granted pursuant to the Plan.

     10.5.  Withholding of Taxes.  Each Optionee who exercises a Nonstatutory
            --------------------
Stock Option shall agree that, no later than the date of such exercise or receipt of shares of Common Stock pursuant thereto, he or she will either: (i) pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to the transfer to him of such shares of Common Stock or
(ii) elect to receive such lesser number of shares of Common Stock upon exercise of an Option as equates to the amount of such taxes based upon the Fair Market Value of such shares on the date of exercise. Any election made pursuant to this Section 10.5 must be made in writing simultaneous with exercise of the relevant Option. No election may be made pursuant to Subsection (ii) above unless such Option is exercised to be effective upon sufficient notice to the Company to allow the Company to make a determination of Fair Market Value of the shares of Common Stock as of such date.

     10.6. Use of Proceeds. The proceeds from the sale of Common Stock pursuant
           ---------------
to Options granted under the Plan shall constitute general funds of the Company and may be used for such corporate proposes as the Company may determine in its sole and absolute discretion.

     10.7.  Substitution of Options.
            -----------------------

          (a) The Committee may, with the consent of the holder of any Option granted under the Plan, cancel such Option and grant a new Option in substitution therefor, provided that the Option as so substituted shall satisfy all of the requirements of the Plan as of the date such new Option is granted.

          (b) Options may be granted under this Plan in substitution for options held by individuals who are employees of another corporation and who become Employees eligible to receive Options pursuant to the Plan as a result of a merger, consolidation, reorganization or similar event. The terms and conditions of any Options so granted may vary from those set forth in the Plan to the extent deemed appropriate by the Committee (in its sole and absolute discretion) in order to conform the provisions of Options granted pursuant to the Plan to the provisions of the options in substitution for which they are granted.

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

     10.8. Section References. Except as otherwise indicated, all references in
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this Plan to Sections or Subsections are references to the appropriate Section or Subsection within this Plan.

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